UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 1, 2006

GMH COMMUNITIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

10 Campus Boulevard
Newtown Square, Pennsylvania 19073
(Address of principal executive offices, including zip code)

(610) 355-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On September 1, 2006, GMH Communities Trust (the “Company”) entered into a Third Amendment and Waiver to Credit Agreement (the “Agreement”) with the lender syndicate under its credit facility (the “Credit Facility”). The Agreement was made by and among the Company, GMH Communities, LP, each subsidiary of the Company that becomes a borrower under the Credit Facility, Bank of America, N.A., as Lender, Administrative Agent, Swing Line Lender and L/C Issuer and each lender party to the Credit Facility. Under the Agreement, the lender syndicate provided waivers of the Company’s financial covenants relating to the requirement to maintain an interest coverage ratio equal to or greater than 2.00x, and a fixed charge coverage ratio equal to or greater than 1.75x, each as of the end of the quarter ended June 30, 2006. In addition, the Agreement provided for amendments to the definitions of the terms “consolidated EBITDA” and “funds from operations” to permit the Company to add back the non-recurring expenses relating to the special investigation performed by the Audit Committee and to the formation and operations of the Company’s Special Committee in connection with its review of strategic alternatives. The Agreement also included an amendment to the Company’s total leverage ratio, commencing with the quarter ended June 30, 2006, from 60% to 70%. Under the terms of the Agreement, the 70% total leverage ratio will be in effect through December 31, 2006, and thereafter will revert to 60%.  Commencing with the quarter ended June 30, 2006 and through December 31, 2006, the applicable rate on all amounts outstanding under the Credit Facility, as amended, when the Company’s leverage ratio exceeds 65% will be 2.625% and 2.00% for Eurodollar rate loans and prime rate loans, respectively.

Item 4.01               Changes in Registrant’s Certifying Accountant.

Resignation of Independent Auditors

On September 1, 2006, the Company was notified by Ernst & Young LLP (“E&Y”), its independent auditors, that E&Y will resign as the Company’s independent registered public accounting firm upon the earlier of completion of (i) its interim review of the Company’s financial statements to be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, or (ii) September 22, 2006. The Company did not seek E&Y’s resignation. Therefore, E&Y’s decision to resign was not recommended or approved by the Company’s Audit Committee. The Audit Committee, however, did accept the resignation of E&Y upon receipt of the notification.

The reports of E&Y on the Company’s consolidated financial statements for the past two fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 15, 2006, the Company reported that it would restate its previously issued financial statements for each of its quarters ended March 31, 2005, June 30, 2005 and September 30, 2005. The Company provided a summary of these restated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2005, and has provided a complete set of restated financial statements for the quarter ended March 31, 2006 in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, as filed with the SEC on August 7, 2006.  The Company will provide restated financial statements for the quarter ended June 30, 2005 in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (“Second Quarter 2006 Form 10-Q”), and expects to file an amendment to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 promptly after the filing of its Second Quarter 2006 Form 10-Q with the SEC.

In connection with the audit of the last two fiscal years and the subsequent interim period through September 1, 2006, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

In connection with its audit for the two most recent fiscal years and through September 1, 2006, there were no “reportable events” as defined by Item 304(a)(1)(v) of Regulation S-K, except that E&Y advised the Company that it noted a number of material weaknesses in the Company’s internal financial reporting and accounting controls as of the year ended December 31, 2005, which material weaknesses were described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The report of E&Y on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005 expressed an unqualified opinion on management’s assessment and an adverse opinion on the effectiveness of internal control over financial reporting. The Audit Committee has discussed with representatives of E&Y each of the identified material weaknesses in internal controls.  The Company’s management, with oversight of the Audit Committee and the Company’s internal auditor, has devoted substantial effort to designing a remediation plan for the Company’s material weaknesses in internal control over financial reporting and, as disclosed in the Company’s periodic filings with the SEC, has commenced a number of remediation measures to address these material weaknesses.

Engagement of New Independent Auditors

The Audit Committee is in the process of identifying an independent registered public accounting firm for selection as a replacement for E&Y.

Statement of Independent Auditors

The Company has provided E&Y with a copy of the disclosures set forth above in this Item 4.01 of this Current Report on Form 8-K and has requested that E&Y furnish the Company with a letter addressed to the SEC stating whether E&Y agrees or disagrees with these statements. A copy of the letter from E&Y to the SEC, dated September 5, 2006, is attached as Exhibit 16.1 to this Current Report on Form 8-K. The Company has authorized E&Y to fully respond to the inquiries of the successor accountants to be selected by the Company.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)           Shell Company Transactions.

None.

(d)          Exhibits.

16.1     Letter from Ernst & Young LLP, dated September 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2006

GMH COMMUNITIES TRUST

	By:	/s/ Joseph M. Macchione
	Name:	Joseph M. Macchione
	Title:	Executive Vice President, General Counsel and Secretary